Exhibit 99.2

Generac Announces Proposed Offering of $425 Million of Senior Notes due 2020

WAUKESHA, Wis., May 11, 2012 (BUSINESS WIRE) — Generac Holdings Inc. (NYSE: GNRC, the “Company”), a designer and manufacturer of generators and other engine powered products, today announced that its indirect wholly owned subsidiary, Generac Power Systems, Inc., is proposing to offer and sell, subject to market and other conditions, up to $425 million in aggregate principal amount of its senior notes due 2020. The notes will be offered only to qualified institutional buyers in accordance with Rule 144A and to non-U.S. Persons under Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The purpose of the proposed offering is to, among other things, fund a special cash dividend on the Company’s outstanding common stock, to refinance the Company’s existing indebtedness and to pay related fees and expenses.

The notes to be offered will not be registered under the Securities Act or any state securities laws. As a result, they may not be offered or sold in the United States or to any U.S. persons except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

This news release does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, nor shall there be any sale of the notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Any offering of securities will be made only by means of the confidential offering memorandum. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Forward-looking Information

Certain statements contained in this news release, as well as other information provided from time to time by Generac Holdings Inc. or its employees, may contain forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Forward-looking statements give Generac’s current expectations and projections relating to the Company’s financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “confident,” “may,” “should,” “can have,” “likely,” “future” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

Any such forward looking statements are not guarantees of performance or results, and involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. Although Generac believes any forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect Generac’s actual financial results and cause them to differ materially from those anticipated in any forward-looking statements, including:

•                  demand for Generac products;

•                  frequency of major power outages;

•                  availability, cost and quality of raw materials and key components used in producing Generac products;

•                  the possibility that the expected synergies, efficiencies and cost savings of the acquisition of the Magnum Products business will not be realized, or will not be realized within the expected time period;

•                  the risk that the Magnum Products business will not be integrated successfully;

•                  competitive factors in the industry in which Generac operates;

•                  Generac’s dependence on its distribution network;

•                  Generac’s ability to invest in, develop or adapt to changing technologies and manufacturing techniques;

•                  Generac’s ability to adjust to operating as a public company;

•                  loss of key management and employees;

•                  increase in liability claims; and

•                  changes in environmental, health and safety laws and regulations.

Should one or more of these risks or uncertainties materialize, Generac’s actual results may vary in material respects from those projected in any forward-looking statements. A detailed discussion of these and other factors that may affect future results is contained in Generac’s filings with the U.S. Securities and Exchange Commission (“SEC”).

Any forward-looking statement made by Generac in this press release speaks only as of the date on which it is made. Generac undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SOURCE: Generac Holdings Inc.

Source: Generac Holdings Inc.

Generac Holdings Inc.
York A. Ragen
Chief Financial Officer
(262) 506-6064
InvestorRelations@generac.com

or
Michael W. Harris
Director - Finance and Investor Relations
(262) 544-4811 x2675
Michael.Harris@generac.com